Exhibit 10.4
CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED BECAUSE THE REGISTRANT HAS DETERMINED THE INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDED AND RESTATED
STRATEGIC COLLABORATION AGREEMENT
between
FORESIGHT DIAGNOSTICS, INC.
and
ALLOGENE THERAPEUTICS, INC.

Dated as of January 3, 2024

Exhibit 10.4
AMENDED AND RESTATED STRATEGIC COLLABORATION AGREEMENT
This Amended and Restated Strategic Collaboration Agreement (this “Agreement”) is effective as of January 3, 2024 (the “Effective Date”) and signed by the Parties on February 19, 2025 (the “Signature Date”) by and between Foresight Diagnostics, Inc., having a principal place of business at 2865 Wilderness Place, Boulder, CO 80301 (“Foresight”), and Allogene Therapeutics, Inc., having a principal place of business at 210 East Grand Avenue, South San Francisco, CA 94080 (“Company”). Foresight and Company are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”
BACKGROUND
A.Foresight has or is developing a proprietary liquid biopsy testing platform for measurement of minimal residual disease technology known as PhasED-SeqTM for use, among other uses, as a companion diagnostics platform;
B.Company is a clinical-stage biopharmaceutical company and has expertise in the research, development, and manufacture of pharmaceutical products;
C.The Parties previously entered into that certain Letter Agreement dated [***] (the “Letter Agreement”); and
D.The Parties previously entered into that certain Strategic Collaboration Agreement dated January 3, 2024 (the “Original Agreement”);
E.The Parties intend to amend and restate the Original Agreement with the terms and conditions provided herein; and
F.The Parties desire to collaborate to enable Foresight to seek and obtain Regulatory Approval for one or more Foresight Assays for use with one or more Company Products [***] as set forth in the Work Plan and according to the following terms and conditions.
NOW, THEREFORE. in consideration of the premises and the mutual promises and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:
Article 1
DEFINITIONS; INTERPRETATION
Unless otherwise specifically provided herein, the following terms shall have the following meanings:
1.1.“Activities” means, with respect to a Party, the activities to be performed by such Party under the Work Plan, including activities performed under the Letter Agreement.
1.2.“Activities Data” means all data, reports, results and other information that are obtained or generated by or on behalf of a Party (whether alone or together) in the course of

Exhibit 10.4
performing the Activities. For clarity, Activities Data shall not include clinical data generated by Company as part of a Clinical Study for any Company Product.
1.3.“Affiliate” means any Person that (i) directly or indirectly controls a Party, (ii) is directly or indirectly controlled by a Party, or (iii) is controlled, directly or indirectly, by the ultimate parent company of a Party. For purposes of this definition, “control” and, with correlative meaning, the term “controlled by” means the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of an organization or otherwise having the power to govern the financial and operating policies or to appoint the management of an organization.
1.4.“Applicable Law” means laws, statutes, rules, regulations, ordinances and other pronouncements (including those relating to data protection and privacy) having the effect of law of any federal, national, multinational, state, provincial, country, city or other political subdivision, domestic or foreign, that are applicable to a Party’s Activities, including the United States Federal Food, Drug, and Cosmetic Act, as amended from time to time, together with any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions and modifications thereto).
1.5.“Arising IP” means any and all Inventions conceived, reduced to practice, made or created by or on behalf of a Party (whether alone or together) in the course of performing the Activities, together with all Intellectual Property Rights therein, including all Patents covering the same.
1.6.“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks located in the State of Colorado or California are authorized or required by law to remain closed.
1.7.“Clinical Study” means a study conducted in human subjects and required by Applicable Law or recommended by a Regulatory Authority to obtain or maintain any Regulatory Approval for a Therapeutic Product.
1.8.“Commercialization” means any and all activities directed to the preparation for sale of, offering for sale of, or sale of a product, including activities related to marketing, promoting, distributing and importing such product, and interacting with Regulatory Authorities regarding any of the foregoing. For clarity, when used in relation to a Foresight Assay, “Commercialization” includes activities directed to the preparation for the sale of, offering for sale of, or sale of a service using such Foresight Assay, including activities related to marketing and promoting such service, and interacting with Regulatory Authorities regarding any of the foregoing. For clarity, when used in relation to Company Product(s), “Commercialization” includes activities directed to the preparation for the sale of, or offering for sale of, such Company Product(s), including activities related to marketing and promoting such Company Product(s), and interacting with Regulatory Authorities regarding any of the foregoing. When used as a verb, “to Commercialize” and “Commercializing” mean to engage in Commercialization, and “Commercialized” has its corresponding meaning.
1.9.“Commercially Reasonable Efforts” means, [***]. To take an act or use resources or efforts described to be “Commercially Reasonable” shall be defined as the use of Commercially Reasonable Efforts in such context.
1.10.“Companion Diagnostic” means a Diagnostic that provides information essential to the safe or effective use of a corresponding Therapeutic Product or is otherwise necessary for or aids in the Regulatory Approval or use of a Therapeutic Product, including for patient selection or monitoring.

Exhibit 10.4
1.11.“Company Product” means the chimeric antigen receptor Therapeutic Product known as ALLO 501A, or any other compound expressly specified in the Work Plan, for study with the Foresight Assay as identified in the Work Plan. [***].
1.12.“Control” means, with respect to any (i) (a) Know-How, (b) Patent or (c) other Intellectual Property Right; (ii) Regulatory Documentation; or (iii) physical material, possession of the right, whether directly or indirectly and whether by ownership, license or otherwise (other than by operation of the licenses and other grants in Sections 7.4.2), to grant a license, sublicense or other right (including the right to reference Regulatory Documentation) to or under such Know-How, Patent, other Intellectual Property Right, Regulatory Documentation or physical material as provided for herein without violating the terms of any agreement with any Third Party.
1.14.“Deliverable” means tangible embodiments of the Activities Data specifically identified as a ‘Deliverable’ in the Work Plan.
1.15.“Development” means activities relating to the development, optimization, validation or clinical testing of any product (including any Product), including activities relating to obtaining or maintaining Regulatory Approval of such product. When used as a verb, “Develop” means to engage in Development.
1.16.“Diagnostic” means a procedure, tool, product or service for analysis, testing or other evaluation of a subject or specimen from a subject, or other biological materials, including to identify any genomic alterations or signatures, for use in the diagnosis, prognosis evaluation, prediction or other association with any status, symptom, condition or outcome with respect to such subject and includes “in vitro diagnostics” or “IVDs”, “investigation use only” or “IUO”, “research use only” or “RUO”, “laboratory developed tests” or “LDTs”, and “companion diagnostics” or “CDx, “complementary diagnostics” or “other IVDs”.
1.17.“Disclosing Party” means, with respect to Confidential Information, the Party that provides or is deemed to provide such Confidential Information to the other Party.
1.18.“Drug Approval Application” means an application to initiate commercialization of a Therapeutic Product, including a “New Drug Application” as defined in the FFDCA, a “Biologics License Application” as defined in the FFDCA, or any corresponding or similar application in any other country or territory, including. with respect to the EU, a marketing authorization application filed with the EMA pursuant to the centralized approval procedure or with the applicable Regulatory Authority of a country in the EU with respect to the mutual recognition procedure or any other equivalent application filed with a Regulatory Authority necessary to initiate marketing of a Therapeutic Product, and any supplement or amendment to any of the foregoing.
1.19.“EMA” means the European Medicines Agency and any successor agency thereto.

Exhibit 10.4
1.20.“European Union” or “EU” means that certain economic, scientific and political organization of member states known as the European Union, as it may be constituted from time to time, or any successor thereto.
1.21.“FDA” means the United States Food and Drug Administration and any successor agency thereto.
1.22.“FFDCA” means the United States Federal Food, Drug, and Cosmetic Act, as amended from time to time, together with any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions and modifications thereto).
1.23.“Foresight Assay” means that certain B-cell lymphoma recurrence test assay comprising the Foresight Technology as identified in the Work Plan.
1.24.“Foresight Technology” means Foresight’s liquid biopsy testing platform technology for the measurement of minimal residual disease known as PhasED-Seq™ including any and all [***].
1.25.“IND” means (i) an investigational new drug application filed with the FDA for authorization to commence Clinical Studies or any corresponding or similar application in other countries or regulatory jurisdictions and (ii) all supplements and amendments that may be filed with respect to the foregoing.
1.26.“Intellectual Property Rights” means any intellectual or industrial property rights, including, without limitation, patents, trademarks, trade names, brands, service marks, domain names, copyrights, designs, utility models, know-how, trade secrets, and computer software programs, in each case, whether registered or unregistered, patented or not patented, and including applications for registration, and all rights or forms of protection having equivalent or similar effect anywhere in the world.
1.27.“Invention” means any subject matter, process, method, composition of matter, article of manufacture, discovery or finding that is made, created, conceived or reduced to practice.
1.28.“Know-How” means tangible or intangible trade secrets, know-how, expertise, discoveries, Inventions, information, results, sequences, cell lines, data, or materials, including ideas, concepts, formulae, methods, procedures, designs, technologies, compositions, plans, applications, technical data, assays, manufacturing information or data, samples, and chemical and biological materials. For clarity, Know-How excludes Patents.
1.28.“Materials” means biological materials provided by Company to Foresight, including human tissue or components thereof, as may be further identified in the Work Plan.
1.29.“Patents” means: (i) all national, regional and international patents and patent applications, including provisional patent applications; (ii) all patent applications claiming priority from such patent applications, provisional applications or from an application claiming

Exhibit 10.4
priority from either of these, including divisionals, continuations, continuations-in-part, converted provisionals and continued prosecution applications; (iii) any and all patents that have issued or in the future issue from the foregoing patent applications ((i) and (ii)), including utility models, petty patents, innovation patents and design patents and certificates of invention; (iv) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations, reviews and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications ((i), (ii) and (iii)); and (v) any similar rights, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing patent applications and patents.
1.30.“Permitted Representative” means a representative duly authorized by Company who shall be bound by written confidentiality and non-use obligations no less stringent than those set forth in this Agreement, [***].
1.31.“Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.
1.32.“PMA” means an application to initiate Commercialization of a Companion Diagnostic including a premarket approval application as defined in the FFDCA or any corresponding or similar application in any other country or territory and (ii) any supplement or amendment with respect to the foregoing.
1.33.“Product” means, in the case of Company, any Company Product and, in the case of Foresight, the Foresight Assay, in each case, as designated in the Work Plan.
1.34.“Quality System Regulation” or “QSR” means the requirements applicable to manufacturers of finished medical devices (including design control and current good manufacturing practices) pertaining to the methods used in, and the facilities and controls used for, the design, manufacture, packaging, labeling, storage, installation, and servicing of all finished devices intended for human use, as specified in 21 C.F.R. Part 820 and FDA’s guidance documents, and all successor applicable regulations and guidance documents thereto.
1.35.“Receiving Party” means, with respect to Confidential Information, the Party that receives or is deemed to receive such Confidential Information from the other Party or its agents.
1.36.“Regulatory Approval” means any and all clearances, approvals, licenses, registrations or authorizations of any Regulatory Authority necessary to Commercialize a product (including a Company Product or a Foresight Assay) in a country or territory, including, in the case of a Therapeutic Product approval of a Drug Approval Application therefor and in the case of a Companion Diagnostic approval of a PMA therefor.

Exhibit 10.4
1.37.“Regulatory Authority” means any applicable supra-national, federal, national, regional. state, provincial or local regulatory agencies, departments, bureaus, commissions, councils or other government entities regulating or otherwise exercising authority with respect to the Development or Commercialization of Therapeutic Products or Companion Diagnostics (including Products) in any country, regulatory jurisdiction or territory, including the FDA for the United States and the EMA for the European Union.
1.38.“Regulatory Documentation” means all (i) applications (including all INDs), Drug Approval Applications, investigational device exemption filings, 510(k)s, de novo determinations, humanitarian device exemption filings and PMAs), registrations. licenses, authorizations and approvals (including Regulatory Approvals); and (ii) correspondence and reports submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority), including all adverse event files and complaint files; in each case ((i) and (ii)), relating to the Foresight Assay or a Company Product.
1.39.“Representative(s)” means, approved subcontractors, professional advisors, non-employee staff and consultants, including but not limited to legal and financial advisors.
1.40.“Senior Officer” means, with respect to Foresight, its Chief Business Officer and with respect to Company, its Chief Financial Officer, or their respective designees.
1.41.“Therapeutic Product” means any product that constitutes or contains a chemical or biologic substance for the medical cure, treatment or prevention of disease.
1.42.“Third Party” means any Person other than Foresight, Company and their respective Affiliates.
1.43.“United States” or “U.S.” means the United States of America and its territories and possessions (including the District of Columbia and Puerto Rico).
1.44.“Work Plan” means the description of the Activities to be performed by the Parties, as described in Exhibit A.
1.45.Additional Definitions. Each of the following defined terms shall have the meaning given thereto in the corresponding sections of this Agreement indicated below:

1.1.Defined Term	1.1.Section
1.1.Agreement	1.1.Preamble
1.1.Alliance Manager	1.1. 4.6.1
1.1.Authorized Foresight Employees	1.1.Exhibit D
1.1.Background IP	1.1. 7.1
1.1.Breach Notice	1.1. 11.2.1

1.1.Breaching Party	1.1. 11.2.1
1.1.Co-Chair	1.1. 4.3
1.1.Company	1.1.Preamble
1.1.Company Arising IP	1.1. 7.3.1
1.1.[***]	1.1. 3.1
1.1.Company Indemnitees	1.1. 10.1
1.1.Company Product Data	1.1. 6.6.1

Exhibit 10.4

1.1.Company Systems	1.1.Exhibit D
1.1.Completion	1.1.Work Plan – Exhibit B Section IV
1.1.Confidential Information	1.1. 8.1.1
1.1.Diagnostic Data	1.1. 6.6.1
1.1.Dispute	1.1. 12.4.1
1.1.Effective Date	1.1.Preamble
1.1.Force majeure	1.1. 12.1
1.1.Foresight	1.1.Preamble
1.1.Foresight Arising IP	1.1. 7.2.1
1.1.Foresight Indemnitees	1.1. 10.2
1.1.FTP	1.1.Exhibit D
1.1.Indemnification Claim	1.1. 10.3
1.1.Indemnitee	1.1. 10.3
1.1.Indemnitor	1.1. 10.3
1.1.Infringement Action	1.1. 7.7.1
1.1.Initiation	1.1.Work Plan – Exhibit B Section IV
1.1.Intellectual Property Rights	1.1. 1.26

1.1.Joint Arising IP	1.1. 7.4.1
1.1.Joint Patent	1.1. 7.6.3
1.1.Joint Patent Infringement	1.1. 7.7.1
1.1.JSC	1.1. 4.1
1.1.Letter Agreement	1.1.Recitals
1.1.Losses and Claims	1.1. 10.1
1.1.Non-Breaching Party	1.1. 11.2.1
1.1.Notice Period	1.1. 11.2.1
1.1.Original Agreement	1.1.Preamble
1.1.Party	1.1.Preamble
1.1.Payment Breach	1.1. 11.2.1
1.1.Personal Information	1.1.Exhibit D
1.1.Proceeds	1.1. 7.7.4
1.1.Providers	1.1. 9.4
1.1.Publications	1.1. 8.5
1.1.Taxes	1.1. 5.3
1.1.Term	1.1. 11.1
1.1.Termination Fee	1.1. 11.5.3
1.46.Interpretation. The captions and headings to this Agreement are for convenience only and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement. Unless specified to the contrary, references to Articles, Sections, or Exhibits mean the particular Articles, Sections, or Exhibits to this Agreement and references to this Agreement include all Exhibits hereto. Unless context otherwise clearly requires, whenever used in this Agreement: (a) the words “include” or “including” shall be construed as incorporating, also, “but not limited to” or “without limitation;” (b) the word “day” or “year” means a calendar day or calendar year unless otherwise specified; (c) the word “notice” means notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other communications contemplated under this Agreement; (d) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement (including the Exhibits); (e) the word “or” shall be construed as the inclusive meaning identified with the phrase “and/or;” (f) provisions that require that a Party, the Parties or the JSC to “agree,” “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise; (g) words of any gender include the other gender; (h) words using the singular or plural number also include the plural or singular number, respectively; (i) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement law, rule or regulation thereof; and (j) neither Party or its Affiliates shall be deemed to be acting “on behalf of” or “under authority of” the other Party.

Exhibit 10.4
Article 2
DEVELOPMENT; WORK PLAN; MATERIALS
2.1.Work Plan. Attached hereto as Exhibit A is the Work Plan, which the Parties may amend from time to time in writing referencing the Work Plan. If there is a conflict between the body of this Agreement and the Work Plan, then the terms of the body of this Agreement shall prevail, unless the Work Plan specifically and expressly states otherwise, in which case the terms of the Work Plan shall prevail, but only to the extent so otherwise provided. Nothing herein shall create an express or implied obligation on the part of either Party to enter into any other agreement or amend this Agreement.
2.2.Performance of Activities. Company shall use Commercially Reasonable Efforts to obtain Regulatory Approval of a Company Product and Foresight shall use Commercially Reasonable Efforts to obtain Regulatory Approval of a Foresight Assay for use as a Companion Diagnostic with a Company Product. Each Party shall use [***] to perform the Activities, including the provision of any in each case, assigned or allocated to it under the Work Plan. Each Party will promptly notify the other, in writing or via discussions during a JSC meeting, if: (a) material delays are likely and outline Party’s proposed plan to remediate such delays if they are within such Party’s reasonable control, or (b) a Party encounters any issue that has (or would reasonably be expected to have) a material impact on any Activities contemplated by the applicable Work Plan. Each Party will comply with Applicable Laws with respect to the conduct of the Activities and production of Deliverables and with any additional specific regulatory framework agreed to in a Work Plan, Quality Agreement or other specific standards set forth in a Work Plan or Quality Agreement. For the avoidance of doubt, each Party will comply with applicable: (x) Good Laboratory Practices, (y) Good Clinical Practices, and (z) regulatory requirements of each jurisdiction contemplated under the Work Plan. With respect to Foresight’s performance of Activities, it shall comply with the minimum security requirements set forth in Exhibit D attached hereto.
2.3.Performance by Affiliates and Subcontractors. Each Party may delegate performance of Activities, or portions thereof, to (a) a subcontractor that has been approved in writing in advance by the other Party, [***], or (b) an Affiliate, provided that: (i) all Activities performed by an Affiliate or by an authorized subcontractor will be performed in accordance with the Work Plan and this Agreement, (ii) such authorized subcontractor will have entered into an appropriate written agreement with the Party utilizing such authorized subcontractor that: (A) contains obligations of confidentiality and restrictions on use of any Confidential Information and any proprietary materials that are substantially as restrictive as the obligations set forth in Article 8 (including with respect to duration); and (B) contains obligations to assign or exclusively license any Intellectual Property Rights generated by such authorized subcontractor in performing such Activities to the applicable Party utilizing such authorized subcontractor to enable such Party to comply with the provisions of Article 7 regarding ownership and Control of Arising IP. Each Party is and remains solely and exclusively responsible for the conduct of Activities by any Affiliate or authorized subcontractor under this Agreement.
2.4.Materials. Company shall use [***] to promptly provide to Foresight, [***], the Materials specified in the Work Plan. If Foresight determines that any Materials provided by or on behalf of Company do not conform to their descriptions or as the requirements set forth in the Work Plan, then Company shall use [***] to provide new or replacement Materials to the extent possible. Company owns the Materials. Company shall use [***] to ensure that all Materials transferred by or on behalf of Company to Foresight under this Agreement will be or have been collected, stored, handled, transported, and delivered in a manner appropriate to ensure compliance with Applicable Law. To the extent Applicable Law requires any informed consent or other authorization for the collection or provision to Foresight of any such Materials or any accompanying data, or for the use by or on behalf of Foresight as permitted by this Agreement

Exhibit 10.4
and the Work Plan of any such Materials or accompanying data, then Company shall ensure that such informed consent or other authorization is obtained with a scope that permits such Activities. Foresight shall not use the Materials for any purpose other than the Activities for which they are provided as set forth in the Work Plan. None of such Materials shall be transferred or sold to Third Parties except as expressly provided in the Work Plan. With respect to any such Materials or accompanying data, (i) at Foresight’s reasonable request, Company shall provide to Foresight (a) a copy of any protocol for any Clinical Study pursuant to which such Materials or data was obtained and the institutional review board or other ethics committee approval, rejection or amendment thereof, (b) any applicable form of informed consent or other authorization and (d) a written attestation that all necessary approvals, informed consents or other authorizations have been obtained, and (ii) to the extent any amendment to any such protocol or form of informed consent or other authorization would impact the use of the Foresight Assay in connection with a Clinical Study pursuant to the Work Plan, Company shall promptly inform Foresight in writing of such amendment and provide to Foresight any applicable updated versions of the items described in clauses (i)(a)-(d) above. Foresight shall handle, store, use and, as applicable, transport the Materials provided to it by or on behalf of Company in a manner consistent with Applicable Law, study protocols and any instructions Company provides, including but not limited to the Company’s Clinical Study protocol and laboratory manual. Materials will be identified by the Company issued unique Clinical Study identification number. Company shall not, without first obtaining Foresight’s prior written consent, and appropriate informed consent of the subject if applicable, deliver to Foresight individually identifiable health information or other data that could potentially identify a specific individual, in connection with the Materials or otherwise. Upon Company’s prompt written request following the end of the Work Plan, Foresight shall, at Company’s sole expense, return to Company any unused Materials associated with the Work Plan that were provided to Foresight by or on behalf of Company.
Article 3
COMMERCIALIZATION; REGULATORY APPROVAL; RIGHT OF REFERENCE
3.1.Coordination on Commercialization Activities. No later than [***], or as otherwise mutually agreed by the Parties, the JSC shall commence discussions of the high-level strategy (i) [***] and (ii) [***]. The JSC shall serve as a forum for the Parties to discuss periodically such strategies and to coordinate such activities as appropriate from time to time or as the Parties may further agree. Not later than [***] following Foresight’s receipt from Company of [***].
3.2.Commercialization Terms. As between the Parties and subject to Section 3.1, Company shall have the sole right to establish the terms of sale for, and otherwise Commercialize, each Company Product and Foresight shall have the sole right to establish the terms of sale for, and otherwise Commercialize, the Foresight Assay.
3.3.Statements and Compliance with Applicable Law. Each Party shall and shall cause its Affiliates and authorized subcontractors to comply in all material respects with Applicable Law with respect to the Commercialization of, in the case of Foresight, the Foresight Assay for use with the Company Product, and in the case of Company, the Company Product.
3.4.Regulatory Approval of Foresight Assays, Company Products and Rights of Reference.
3.4.1.Foresight Assays.
(i)[***].
(ii)[***].

Exhibit 10.4
3.4.2.Company Products.
(i)Company shall, at its own expense, have the sole right to prepare, obtain and maintain Regulatory Approvals for, and to conduct communications with Regulatory Authorities regarding Regulatory Approvals for, any Company Product. As between the Parties, all Regulatory Documentation (including all Regulatory Approvals) generated by Company or any of its Affiliates with respect to any Company Product anywhere in the world and all such documentation shall be owned by, and shall be the sole property and held in the name of, Company or its designee. At Company’s reasonable request, Foresight shall provide Company with any Regulatory Documentation and other information in the Control and possession of Foresight or any of its Affiliates with respect to the Foresight Assay as may be necessary for, or reasonably requested by, Company or any of its Affiliates to refer to such Foresight Assay in obtaining or maintaining Regulatory Approvals for any Company Product.
(ii)Company shall provide Foresight [***] on all regulatory filings to obtain Regulatory Approval of the Company Product for use with the Foresight Assay, but only to the extent any such filing involves a discussion of the Foresight Assay. Company shall [***].
3.4.3.Rights of Reference.
(i)Company shall, and shall ensure that its Affiliates shall, upon reasonable request provide Foresight (and Foresight’s designated Affiliates, (sub)licensees and authorized subcontractors) with any appropriate letters of reference or other related documentation necessary to authorize such Person to cross-reference and rely (on a non-exclusive basis) upon the contents of Company’s or any of its Affiliate’s (or, to the extent Controlled by Company or any of its Affiliates, any of their respective (sub)licensee’s) Regulatory Documentation for the Company Product.
(ii)Foresight shall, and shall ensure that its Affiliates shall, upon reasonable request provide Company (and Company’s designated Affiliates and (sub)licensees) with any appropriate letters of reference or other related documentation necessary to authorize such Person to cross-reference and rely (on a non-exclusive basis) upon the contents of Foresight’s or any of its Affiliate’s (or, to the extent Controlled by Foresight or any of its Affiliates, any of their respective (sub)licensee’s) Regulatory Documentation for the Foresight Assay.
(iii)The Parties will negotiate in good faith an amendment to this Agreement to provide for Development, Commercialization or regulatory requirements outside the United States.
Article 4
COLLABORATION MANAGEMENT; AUDITS
4.1.Establishment. Promptly after the Effective Date, Foresight and Company shall establish a joint steering committee (the “JSC”) to oversee, review and coordinate the Activities. The JSC may appoint a working group, including any joint project team, to report back to the JSC as the JSC requires, provided such working group shall have no decision-making authority to modify the terms of this Agreement or the Work Plan.
4.2.Responsibilities. The JSC shall be responsible for: [***].
4.3.Membership. The JSC shall be comprised of an equal number of representatives from each of Company and Foresight and unless otherwise agreed such number shall be [***] from each of Company and Foresight. Either Party may replace its respective JSC

Exhibit 10.4
representatives at any time upon written notice to the other Party. Without limiting the foregoing, each Party shall appoint one of its members to the JSC to co-chair the meetings for the JSC (each, a “Co-Chair”). The Co-Chairs for the JSC, or their designee, shall (i) coordinate and prepare the agenda and ensure the orderly conduct of the JSC’s meetings, (ii) attend (subject to below) each meeting of the JSC, and (iii) prepare and issue minutes of each meeting within [***] thereafter accurately reflecting the discussions and decisions of the JSC. Such minutes from each JSC meeting shall not be finalized until the applicable Co-Chair from each Party has reviewed and confirmed the accuracy of such minutes in writing. The Co-Chairs shall solicit agenda items from the other JSC members and provide an agenda along with appropriate information for such agenda reasonably in advance (to the extent possible) of any meeting. It is understood that such agenda shall include all items requested by either Co-Chair for inclusion therein. In the event the Co-Chair or another member of the JSC from either Party is unable to attend or participate in any meeting of the JSC, the Party who designated such Co-Chair or member may designate a substitute Co-Chair or other representative for the meeting.
4.4.Meetings. Unless otherwise agreed by the Parties, the JSC will meet at least [***] during the Term, or as otherwise determined by the Parties. Each Party shall be responsible for its own expenses relating to such meetings. As appropriate, other employee representatives of the Parties may attend JSC meetings as nonvoting observers, but no Third Party personnel may attend unless otherwise agreed by the Parties. Each Party may also call for special meetings to resolve particular matters requested by such Party.
4.5.Decision Making. Decisions of the JSC shall be made by [***]. Notwithstanding anything herein to the contrary, the JSC shall not have any authority to amend, modify or waive compliance with any term or condition of this Agreement.
4.6.Alliance Managers.
4.6.1.Role. Each Party will designate a single individual to serve as its manager under each Work Plan (each a “Alliance Manager”). The Alliance Managers will be the principal point of contact for each Party for matters relating to that Party’s performance under the applicable Work Plan and are responsible for implementing and coordinating, on a day-to-day basis, all Activities and facilitating the exchange of information between the Parties regarding the performance under such Work Plan. The Alliance Managers may delegate tasks and responsibilities to sub-managers or sub-program teams, working groups and other team members as they deem appropriate to efficiently and effectively perform their respective obligations hereunder. Each Party may replace its Alliance Manager under an applicable Work Plan at any time and for any reason upon written notice to the other Party.
4.6.2.Meetings. The Alliance Managers under a Work Plan will meet as soon as practicable after the Effective Date and thereafter at least [***] or at such times or frequency as the Alliance Managers or the JSC deem reasonably appropriate. Meetings of the Alliance Managers may be conducted in person or by teleconference or video conference as agreed by the Alliance Managers. Additionally, the Alliance Managers (or their designees) will maintain close regular communications with each other as to the status of the ongoing Activities and other activities under this Agreement. Each Alliance Manager will keep accurate and complete records of their Activities and meetings and will, from time to time as requested by the JSC, provide the JSC with appropriate updates and information to keep the JSC apprised of each Party’s performance under this Agreement.
4.7.Day-to-Day Responsibilities. Each Party shall: (i) be responsible for day-to-day implementation of its Activities hereunder for which it has or is otherwise assigned responsibility under this Agreement, provided that such implementation is not inconsistent with the express terms of this Agreement or the decisions of the JSC within the scope of their authority specified

Exhibit 10.4
herein; and (ii) keep the other Party informed as to the progress of such Activities as reasonably requested by the other Party and as otherwise determined by the JSC.
4.8.Compliance; Audits.
4.8.1.Compliance. Each of Foresight and Company shall, and shall cause its Affiliates, and shall require its (sub)licensees and authorized subcontractors, to comply in all material respects with Applicable Law with respect to the Activities assigned to it under this Agreement, including the Work Plan.
4.8.2.Audits. During the Term and no more than [***], unless otherwise set forth in the Work Plan, on not less than [***] prior written notice and during Foresight’s normal business hours, Company shall have the right to audit or have audited by a Permitted Representative, solely to the extent necessary to confirm Foresight’s compliance with Applicable Law and the terms of this Agreement with respect to the conduct of the Activities. [***]. Notwithstanding anything to the contrary in this Section 4.8.2, if any Regulatory Authority wishes to conduct an inspection on one or more days reserved for Company to conduct, or have conducted, any audit pursuant to this Section 4.8.2, then Foresight shall have the right, upon written or telephonic notice to Company and without liability, to cancel such audit and shall work with Company in good faith to reschedule such audit for one or more days that does not conflict with such inspection.
4.8.3.Permitted Representatives. To the extent Company elects to utilize the services of a Permitted Representative to perform an audit permitted by Section 4.8.2, the selection of such Permitted Representative shall be approved by Foresight. Any auditor (including any Permitted Representative) shall he subject to Foresight’s confidentiality, security and safety policies, and any audit shall not be unreasonably disruptive to Foresight’s business operations, and shall be reasonable in scope and duration. Any information, records or other materials provided by Foresight in connection with such audit as well as any report, summary or other documentation resulting from such audit shall constitute Foresight’s Confidential Information.
4.9.Non-Exclusive Relationship. The Parties agree that this Agreement and the Work Plan, and the relationship of the Parties hereunder and thereunder, are non-exclusive and nothing herein will prevent either Party or an Affiliate of either Party from entering into a similar agreement, collaboration or relationship with any Third Party or otherwise undertaking any activity. Except as expressly set forth herein, each Party and its respective Affiliates has the right to perform work for or together with Third Parties, or to undertake Activities of its own accord or with its Affiliates, in each case, that are substantially similar or identical to the Activities or other activities contemplated by this Agreement; provided that each Party will do so subject to the applicable rights and obligations set forth in Article 7 and Article 8 with respect to Intellectual Property Rights and Confidential Information.
4.10.Quality Agreement. Following execution of this Agreement, the Parties shall negotiate in good faith an appropriate quality assurance agreement to fulfill applicable legal and regulatory requirements.
Article 5
PAYMENTS
5.1.Fee Schedule; Payments. The Work Plan shall include a schedule of fees applicable to the Activities performed thereunder, which may generally include: (i) agreed work initiation payments by Company upon the commencement of Activities for corresponding milestone events set forth in the Work Plan, (ii) agreed milestone payments by Company upon

Exhibit 10.4
the completion of corresponding milestone events set forth in the Work Plan, and (iii) per Materials acquisition (as applicable) and testing fees for any genomic profiling Activities under the Work Plan. Foresight shall submit to Company an electronic invoice and include a statement of Activities performed with respect to the applicable payments due under Exhibit B. Company shall pay each undisputed invoice within [***] of receipt thereof. All payments to Foresight shall be remitted by deposit of United States Dollars in the requisite amount to such bank account as Foresight may from time to time designate by notice to Company.
5.2.Work Initiation Payments; Milestones; Testing Fees.
5.2.1.Company shall pay to Foresight the [***] work initiation payments as agreed upon in the Work Plan upon the commencement of the corresponding milestone activities and in accordance with Section 5.1. All work initiation payments will be invoiced upon according to the schedule in Exhibit B, Section IV.
5.2.2.Company shall pay to Foresight the [***] milestone payments as agreed upon in the Work Plan upon the completion of the corresponding milestone events and in accordance with Section 5.1. [***]. All milestone events will be invoiced by Foresight according to the schedule in in Exhibit B Section IV.
5.2.3.Company shall pay to Foresight per sample testing as specified in the Work Plan in the amounts set forth in Exhibit B and in accordance with Section 5.1. All testing services will be invoiced [***].
5.3.Taxes; Interest. All fees set forth in this Agreement are exclusive of sales and use taxes, including all applicable goods and services tax, value-added tax (VAT), local taxes, applicable duties. electronic delivery taxes, excise taxes, levies and import Ices (collectively, “Taxes”). If applicable, Company shall pay any Taxes that are imposed by Applicable Law in connection with payments by Company to Foresight under this Agreement. If any undisputed payment owed to Foresight is not paid when due, then Company shall pay interest thereon (before and after any judgment) at an annual rate (but with interest accruing on a daily basis) of [***] percent or the maximum rate allowed by Applicable Law, if lower, such interest to run from the date on which such payment became due until payment thereof in full together with such interest.
Article 6
DATA
6.1.Ownership and Use of Diagnostic Data.
6.1.1.As between the Parties, all Activities Data comprising or generated using Foresight Technology, including the analytical performance of the Foresight Assay (collectively, “Diagnostic Data”) shall be owned by Foresight and shall constitute Confidential Information of Foresight (and Foresight shall be deemed to be the “Disclosing Party” and Company the “Receiving Party” with respect to the Diagnostic Data). All Activities Data that is not Diagnostic Data shall be “Company Product Data”. Except as set forth in Section 6.1.2, Company shall have no right to use or otherwise disclose any Diagnostic Data other than for [***], without the prior written approval of Foresight, and (ii) Foresight shall have the right to use the Diagnostic Data for any and all uses. Foresight shall, upon the written request of Company not more frequently than[***], provide to Company, free of charge, a copy of such additional Diagnostic Data as is generated by or on behalf of Foresight to Company; provided that the foregoing shall not limit any express obligations of Foresight pursuant to this Agreement to provide data to the JSC. Foresight will comply with any Regulatory Authority request for Diagnostic Data relating to the use of Foresight Assay as a Companion Diagnostic with a

Exhibit 10.4
Company Product, and shall reasonably cooperate with Company to comply with any other Regulatory Authority request for Diagnostic Data.
6.1.2.Notwithstanding the provisions of Section 6.1.1, Company shall have, and Foresight hereby grants to Company, a non-exclusive, perpetual, irrevocable, fully paid, royalty-free right and license to Diagnostic Data (a) to conduct the Activities assigned to Company and [***].
6.2.Company Product Data.
6.2.1.As between the Parties, the Company Product Data shall be owned exclusively by Company and shall constitute Confidential Information of Company (and Company shall be deemed to be the “Disclosing Party” and Foresight the “Receiving Party” with respect to the Company Product Data), and Company shall have the right to use the Company Product Data for any and all uses. Each Party shall, upon the written request of the other Party, provide, free of charge, a copy of such Company Product Data as is generated by or on behalf of such Party to the other Party. [***]. Company will comply with any Regulatory Authority request for Company Product Data relating to the use of Foresight Assay as a Companion Diagnostic with a Company Product, and shall reasonably cooperate with Foresight to comply with any other Regulatory Authority request for Company Product Data.
6.2.2.Notwithstanding the provisions of Section 6.2.1, Foresight shall have, and Company hereby grants to Foresight, a non-exclusive, perpetual, irrevocable, fully paid, royalty-free right and license to Company Product Data (a) to conduct the Activities assigned to Foresight and (b) [***].
Article 7
INTELLECTUAL PROPERTY
7.1.Background IP; Arising IP. Each Party shall retain all right, title and interest in and to all Intellectual Property Rights, including patents and know-how, of any and all types that it owns or Controls as of the Effective Date of the Letter Agreement and/or developed, owned or Controlled by a Party after the Effective Date of the Letter Agreement to the extent that such Intellectual Property Rights is not developed under this Agreement or the Letter Agreement, and does not include the Confidential Information or Background IP of the other Party (together with all Intellectual Property Rights therein, including Patents covering the same, collectively, “Background IP”). Nothing in this Agreement shall be construed as granting a license to either party under any Background IP of the other Party, except as expressly set forth herein. Notwithstanding anything in this Agreement to the contrary, this Agreement shall not effect a change in either Party’s ownership or control of such Party’s Background IP. Each Party hereby grants to the other Party a non-exclusive, fully paid, royalty-free license to such Party’s Background IP to perform in accordance with this Agreement those Activities assigned to such other Party hereunder. Inventorship of Arising IP shall be determined by the inventorship laws of the United States and ownership shall follow inventorship, subject to Sections 7.2.1, 7.3.1 and 7.4.1.
7.2.Foresight Arising IP.
7.2.1.As between the Parties and irrespective of inventorship, Foresight is and shall at all times remain the sole and exclusive owner of all Arising IP that constitutes an improvement, modification, enhancement, or derivative of any Foresight Technology and does not incorporate or use Company Products (“Foresight Arising IP”).

Exhibit 10.4
7.2.2.Company hereby assigns and agrees to assign, and to cause its Affiliates to assign to Foresight all of its or their right, title and interest to Foresight Arising IP and further agrees that it shall, and shall cause its Affiliates to execute and deliver such additional documents, instruments, conveyances, and assurances and take such further actions (including, if applicable, the payment of remuneration to inventors) as may be reasonably required to ensure that all right, title, and interest in Foresight Arising IP is effectively transferred to and held by Foresight.
7.2.3.License to Foresight Arising IP. Without limiting Section 7.2.2, Foresight hereby grants to Company a non-exclusive, fully paid, royalty-free, perpetual license to Foresight Arising IP (a) to perform in accordance with this Agreement those Activities assigned to Company hereunder and (b) (together with the right to sublicense through multiple tiers) to Develop and Commercialize any Company Product.
7.3.Company Arising IP.
7.3.1.As between the Parties and irrespective of inventorship, Company is and shall at all times remain the sole and exclusive owner of all Arising IP that constitutes an improvement, modification, enhancement, or derivative of any Company Products and does not incorporate or use Foresight Technology (“Company Arising IP”).
7.3.2.Foresight hereby assigns and agrees to assign, and to cause its Affiliates to assign to Company all of its or their right, title and interest to Company Arising IP and further agrees that it shall, and shall cause its Affiliates to execute and deliver such additional documents, instruments, conveyances, and assurances and take such further actions (including, if applicable, the payment of remuneration to inventors) as may be reasonably required to ensure that all right, title, and interest in Company Arising IP is effectively transferred to and held by Company.
7.3.3.License to Company Arising IP. Without limiting Section 7.3.2, Company hereby grants to Foresight a non-exclusive, fully paid, royalty-free, perpetual license to Company Arising IP to perform in accordance with this Agreement those Activities assigned to Foresight hereunder.
7.4.Joint Arising IP.
7.4.1.As between the Parties and irrespective of inventorship, Foresight and Company shall jointly own all Arising IP that is neither Foresight Arising IP nor Company Arising IP (“Joint Arising IP”).
7.4.2.Foresight and Company shall, and shall cause their Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to ensure that all right, title, and interest in the Joint Arising IP is jointly owned by Foresight and Company. Each Party shall have an undivided joint interest in Joint Arising IP, which may be sublicensed and any ownership rights therein may be transferred, in whole or in part, by each Party. Neither Party hereto shall have the duty to account to the other Party for any revenues or profits obtained from any transfer of its interest in, or its use, sublicense or other exploitation of Joint Arising IP outside the scope of this Agreement. Solely to the extent necessary to effect the intent of this Section 7.4.2, each Party grants to the other Party a nonexclusive, sublicensable, royalty-free, irrevocable, worldwide, right and license under such Party’s interest in Joint Arising IP for all purposes, subject to the terms of this Agreement.

Exhibit 10.4
7.5.Securing Ownership of IP. In the case of any Foresight Arising IP, Company Arising IP or Joint Arising IP to which a Party or its employees or contractors has made any inventive contribution, such Party shall, in order to enable assignment thereof as provided hereunder, take all steps necessary to secure ownership of such Intellectual Property Rights from all applicable employees or contractors (including, as applicable, ensuring that its employees and contractors involved in Activities have a contractual obligation to assign Arising IP to such Party, and making all legal claims and paying all remuneration required by applicable law to secure ownership).
7.6.Prosecution, Maintenance and Defense of Patents.
7.6.1.Foresight shall have the sole right, but not the obligation, in its sole discretion and at its sole expense, to file, prosecute, maintain, defend or abandon Patents within the Foresight Arising IP or Foresight’s Background IP, including patent term extensions and defending opposition, re-examination, post-grant review and similar proceedings.
7.6.2.Company shall have the sole right, but not the obligation, in its sole discretion and at its sole expense, to file, prosecute, maintain, defend or abandon Patents within the Company Arising IP or Company’s Background IP, including patent term extensions and defending opposition, re-examination, post-grant review and similar proceedings.
7.6.3.Foresight, by counsel it selects and to which Company consents, shall have the first right, but not the obligation, to prepare, file, prosecute, defend and maintain Patents for the Joint Arising IP (each, a “Joint Patent”) in any or all countries mutually agreed by Company and Foresight. Parties agree to inform each other of any Joint Arising IP before the filing of a Joint Patent and agree to [***]. Foresight shall provide Company with access to all substantive documentation, filings, and communications to or from the respective patent offices with respect to Joint Patents [***] to enable the Company to comment on any document intended for filing. Foresight shall confer with and keep Company reasonably informed regarding the status of such activities, if any, [***]. In the event that a Party desires to abandon, withdraw or otherwise discontinue the maintenance or prosecution of any Joint Patents anywhere in the world, the Party shall provide reasonable prior written notice to the other Paty of such intention (which notice shall, in any event, be given no later than [***] prior to the next deadline and [***] prior to a final deadline for any action that may be taken with respect to such Joint Patent with the applicable patent office), and such other Party shall have the right, but not the obligation, to assume, at its sole expense, responsibility for the prosecution and maintenance thereof, and the withdrawing Party hereby assigns all of its rights in and to such Joint Patent to such other Party.
7.7.Third Party Infringement of Certain Patents.
7.7.1.Each Party shall use Commercially Reasonable Efforts to promptly report in writing to the other Party any known or suspected infringement of any Joint Patent by a Third Party (each, a “Joint Patent Infringement”) of which such Party becomes aware and provide the other Party with evidence in its possession and control supporting or relating to such Joint Patent Infringement. [***].
7.7.2.Neither Party shall enter into any settlement or compromise in connection with an Infringement Action with respect to a Joint Patent Infringement that would (i) admit the validity or enforceability, or invalidity or unenforceability, of Patents owned or controlled by the other Party or jointly owned by both Parties, (ii) impact the ability of the other Party to assert Patents owned or controlled by such other Party or jointly owned by both Parties, or (iii) require any payments, concessions, or otherwise bind such other Party to take or cease any actions, in each case (clauses (i) - (iii)) without such other Party’s prior written consent [***].

Exhibit 10.4
7.7.3.Upon the request of the initiating Party in any Infringement Action in respect of a Joint Patent Infringement, the noninitiating Party shall cooperate with the initiating Party in such Infringement Action in reasonable respects, including by joining as a party if required by Applicable Law or otherwise to permit the initiation and maintenance of such Infringement Action, at the initiating Party’s sole reasonable expense. The noninitiating Party shall also cooperate with the settlement of any such Infringement Action, including executing an appropriate settlement agreement, but only to the extent such Party has consented to such settlement in accordance with Section 7.7.2 or such consent is not required under Section 7.7.2.
7.7.4.The Parties shall share in the proceeds from any Infringement Action commenced with respect to a Joint Patent Infringement, in each case including settlements thereof (the “Proceeds”), as follows:
(i)first, for the costs and expenses, including legal fees, that are incurred by either Party as part of, or in preparation for, the Infringement Action (pro rata);
(ii)then, the Proceeds shall be allocated [***] to the initiating Party and [***] to the noninitiating Party.
7.8.Retained Rights. Neither Party grants to the other Party under this Agreement any license or right to any Intellectual Property Rights, express or implied, by estoppel or otherwise, other than those licenses or rights explicitly set forth in this Agreement.
Article 8
CONFIDENTIALITY AND NON-DISCLOSURE
8.1.Confidentiality Obligations.
8.1.1.During the Term and for a period of [***] thereafter, each Party shall and shall cause its officers, directors, employees, agents and Representatives to (i) keep confidential, in a manner consistent with such Party’s treatment of its own confidential or proprietary information, but in no event less than reasonable measures, (ii) not publish or otherwise disclose, directly or indirectly, except to the extent such disclosure is expressly permitted by the terms of this Agreement or the Work Plan, (iii) not use, except for the purposes of fulfilling its obligations or exercising its rights under this Agreement, and (iv) will not use or disclose the Confidential Information of the other Party in a Patent that is not a Joint Patent without such Party’s prior written consent, in each case ((i)-(iv)), any Confidential Information of the other Party. “Confidential Information” of a Party means all data, Know-How and other business, financial, legal or technical information, in any form (written, oral, photographic, electronic, magnetic, or otherwise) provided by or on behalf of such Party or its Affiliate to the other Party or its Affiliate in connection with this Agreement or the Work Plan, whether prior to, on or after the Effective Date, that is marked or otherwise identified as confidential or proprietary at the time of disclosure or that a reasonable person would, by its nature, understand to be confidential or proprietary, including all copies thereof.
8.1.2.Notwithstanding Section 8.1.1, (i) the terms of this Agreement and the Work Plan shall be deemed the Confidential Information of each Party (and both Parties shall be deemed to be the Receiving Party and the Disclosing Party with respect thereto); (ii) Confidential Information constituting Know-How included in the Foresight Background IP and Foresight Arising IP shall be deemed the Confidential Information of Foresight (and Foresight shall be deemed to be the Disclosing Party and Company shall be deemed to be the Receiving Party with respect thereto); (iii) Confidential Information constituting Know-How included in the Company Background IP and Company Arising IP shall be deemed the Confidential Information of Company (and Company shall be deemed to be the Disclosing Party and Foresight shall be

Exhibit 10.4
deemed to be the Receiving Party with respect thereto); and (iv) Confidential Information constituting Know-How arising from the Activities shall be deemed the Confidential Information of both Parties (and both Parties shall be deemed to be the Receiving Party and the Disclosing Party with respect thereto).
8.1.3.Notwithstanding the foregoing provisions of this Section 8.1, Section 8.1.1 shall not apply to the Receiving Party with respect to any Confidential Information of the Disclosing Party to the extent it can be established by the Receiving Party through competent evidence that such Confidential Information: (i) is or hereafter becomes publicly available through no breach of any obligation of confidentiality by the Receiving Party; (ii) is subsequently received by the Receiving Party from a Third Party who is not bound by any obligation of confidentiality with respect to such information, (iii) was in the Receiving Party’s possession prior to disclosure by the Disclosing Party without any obligation of confidentiality with respect to such information; or (iv) is independently developed by or for the Receiving Party without reference to or access to the Disclosing Party’s Confidential Information and such independent development is appropriately documented in written records; provided that the exceptions under clauses (iii) and (iv) shall not apply to the Receiving Party with respect to Confidential Information that a Party generates but is deemed to be the Receiving Party with respect thereto pursuant to Section 8.1.2. Notwithstanding anything to the contrary herein, the exceptions set forth in this Section 8.1.3 shall not apply with respect to the terms of this Agreement.
8.2.Permitted Disclosures. Each Party may use and disclose Confidential Information of the other Party as follows: (i) under appropriate confidentiality provisions substantially equivalent to those in this Agreement, in connection with the performance of its obligations or exercise of rights granted to such Party in this Agreement; (ii) to the extent such disclosure is reasonably necessary in filing for, prosecuting or the maintenance of Patents (including applications therefor) in accordance with this Agreement, prosecuting or defending litigation, complying with applicable governmental regulations, filing for, conducting preclinical or clinical trials, obtaining and maintaining regulatory approvals, or otherwise required by Applicable Law or the rules of a recognized stock exchange, provided, however, that if a Party is required by court order, Applicable Law or stock exchange to make any such disclosure of the other Party’s Confidential Information it will, except where impracticable for necessary disclosures (for example, in the event of medical emergency), give reasonable advance notice to the other Party of such disclosure requirement and, except to the extent inappropriate in the case of patent applications, will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed; (iii) in communication with existing and potential investors, consultants, advisors (including financial advisors, lawyers and accountants) and others on a need to know basis, in each case under appropriate confidentiality provisions [***]; (iv) under confidentiality provisions [***], for any existing or future Intellectual Property Rights license agreement(s) with an academic institution, or (v) to the extent mutually agreed to by the Parties.
8.3.Use of Name. Except as expressly provided herein in connection with this Agreement or any Activities hereunder, neither Party shall mention or otherwise use the name, logo or trademark of the other Party or any of its Affiliates or any of its or their (sub)licensees (or any abbreviation or adaptation thereof) in any publication, press release, marketing and promotional material or other form of publicity without the prior written approval of such other Party. The restrictions imposed by this Section 8.3 shall not prohibit either Party from (i) making any disclosure identifying the other Party to the extent required in connection with its exercise of its rights or obligations under this Agreement or the Work Plan, or (ii) making any disclosure identifying the other Party that is required by Applicable Law or the rules of a stock exchange on which the securities of the Party making such disclosure are listed (or to which an application for listing has been submitted).

Exhibit 10.4
8.4.Public Announcements. The Parties will issue a joint press release in the form of Exhibit C on or after the Effective Date, but in no event later than January 4, 2024, unless otherwise agreed to by the Parties. Except for such press release and except as required by Applicable Law or the rules of a stock exchange on which the securities of the Party making such disclosure are listed (or to which an application for listing has been submitted), neither Party shall issue any public announcement, press release or other public disclosure regarding the terms of this Agreement or the terms of the Work Plan without the other Party’s prior written consent, except for any such disclosure that is, in the opinion of the disclosing Party’s counsel, required by Applicable Law and with respect to which reasonable prior notice and opportunity to comment thereon is given to the other Party.
8.5.Publication. Each Party recognizes that the publication of papers regarding results of and other information regarding activities under this Agreement or the Work Plan, including oral presentations and abstracts, (collectively “Publications”) may be beneficial to both Parties; provided that such publications are subject to reasonable controls to protect Confidential Information. Accordingly, each Party shall have the right to review and approve ([***]) any proposed Publication or paper proposed for publication by the other Party that includes Confidential Information of the other Party or Joint Arising IP. The publishing or presenting Party will provide the other Party with a draft of the publication or presentation at least [***] days prior to such publication or presentation for review and approval. Notwithstanding the foregoing, (i) if a Party requests approval to publish or publicly present any Confidential Information constituting Know-How arising from the Activities, the other Party shall consider such request in good faith, and (ii) the publishing or presenting Party shall (a) subject to clause (i) above, comply with the other Party’s request to delete from any such paper or presentation any Confidential Information of the other Party the disclosure of which in such publication is not otherwise permitted under Section 8.1 or 8.2 and (b) withhold publication of any such paper or presentation for up to [***] days after such other Party’s written request in order to permit the Parties to obtain patent protection if either Party deems it reasonably necessary; provided that, notwithstanding anything to the contrary, Foresight may use, publish, or disclose, in an aggregated format Know-How arising from the Activities that solely relates to the performance of the Foresight Assay if [***].
8.6.Return of Confidential Information. Upon expiration or termination of this Agreement or the Work Plan for any reason, either Party may request in writing and the non-requesting Party shall either, with respect to Confidential Information of the other Party to which such non-requesting Party does not retain rights under the surviving provisions of this Agreement or the Work Plan: (i) promptly destroy all copies of such Confidential Information in the possession or control of the non-requesting Party and confirm such destruction in writing to the requesting Party; or (ii) promptly deliver to the requesting Party, at the requesting Party’s sole cost and expense, all copies of such Confidential Information in the possession or control of the non-requesting Party. Notwithstanding the foregoing, the non-requesting Party shall be permitted to retain such Confidential Information (a) to the extent [***] for purposes of performing any continuing obligations or exercising any ongoing rights hereunder or under the Work Plan and, in any event, a single copy of such Confidential Information for archival purposes and (b) any computer records or files containing such Confidential Information that have been created solely by such non-requesting Party’s automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with such non-requesting Party’s standard archiving and back-up procedures, but not for any other uses or purposes. All Confidential Information shall continue to be subject to the terms of this Agreement for the period set forth in Section 8.1.1.
Article 9
REPRESENTATIONS, WARRANTIES AND COVENANT

Exhibit 10.4
9.1.Mutual Representations, Warranties and Covenant. Each Party represents and warrants to the other Party as of the Effective Date that:
9.1.1.such Party is duly organized, validly existing, and in good standing under the Applicable Laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;
9.1.2.execution of this Agreement and the performance by such Party of its obligations hereunder have been duly authorized by all necessary corporate action of such Party;
9.1.3.this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against such Party in accordance with the terms hereof, subject to the effect of (a) applicable bankruptcy, insolvency, reorganization, moratorium, or similar Applicable Law relating to rights of creditors generally; and (b) rules of Applicable Law and equity governing specific performance, injunctive relief, and other equitable remedies;
9.1.4.the performance of this Agreement by such Party does not conflict with, or create a breach or default under, any other current or subsequent agreement to which it is or becomes a party, which conflict, breach or default would adversely affect such Party’s performance, or the other Party’s rights or performance, under this Agreement; and
9.1.5.no government authorization, consent, approval, license, exemption of, or filing or registration with any court or governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, under any Applicable Law currently in effect, is necessary in connection with the execution and delivery of this Agreement, or for the performance by such Party of its obligations under this Agreement, except as may be required under the applicable Regulatory Approvals or Regulatory Filings related to the Development, Commercialization, or manufacture of compounds or products hereunder.
9.2.Additional Representations and Warranties of Foresight. Foresight hereby represents and warrants to Company that:
9.2.1.As of the Effective Date, (a) there is no pending litigation, or to the knowledge of Foresight threatened litigation, that alleges that [***], and (b) to its knowledge, [***];
9.2.2.Foresight, as of the Effective Date, has not employed and, to its knowledge, has not used a contractor or consultant that has employed, any individual or entity (a) debarred by the FDA (or subject to a similar sanction of any other applicable Regulatory Authority), (b) who is the subject of an FDA debarment investigation or proceeding (or similar proceeding of any other applicable Regulatory Authority), or (c) who has been charged with or convicted under United States law for conduct relating to the Development or approval, or otherwise relating to the regulation of any product under the Generic Drug Enforcement Act of 1992, in each case, in the conduct of its activities prior to the Effective Date; and will not employ or use any such individual or entity in its performance under this Agreement; and
9.2.3.Foresight will perform its obligations under this Agreement in accordance with Applicable Law.
9.3.Additional Representations and Warranties of Company. Company hereby represents and warrants to Foresight that:

Exhibit 10.4
9.3.1.As of the Effective Date, (a) there is no pending litigation, or to the knowledge of Company threatened litigation, that alleges that [***], and (b) to its knowledge, [***];
9.3.2.Company, as of the Effective Date, has not employed and, to its knowledge, has not used a contractor or consultant that has employed, any individual or entity (a) debarred by the FDA (or subject to a similar sanction of any other applicable Regulatory Authority), (b) who is the subject of an FDA debarment investigation or proceeding (or similar proceeding of any other applicable Regulatory Authority), or (c) who has been charged with or convicted under United States law for conduct relating to the Development or approval, or otherwise relating to the regulation of any product under the Generic Drug Enforcement Act of 1992, in each case, in the conduct of its activities prior to the Effective Date; and will not employ or use any such individual or entity in its performance under this Agreement; and
9.3.3.Company will perform its obligations under this Agreement in accordance with Applicable Law.
9.4.Human Materials and Privacy. Materials that have been or are to be collected, procured and/or used in the Activities (including those collected pursuant to the Clinical Studies) shall comply with Applicable Laws relating to the collection and/or use of the Materials and (ii) Company represents and warrants that it has obtained, or shall obtain, any approvals, consents, and/or authorizations required by Applicable Law for the collection, procurement, use and/or transfer of such Materials that it procures or provides as contemplated by this Agreement. Company shall provide documentation of such approvals and consents upon request. Company further represents and warrants that such Materials that it procures or provides may be used as contemplated in this Agreement without any obligations to the individuals or entities (“Providers”) who contributed the Materials, including, without limitation, any obligations of compensation to such Providers or any other Third Party for the Intellectual Property Rights associated with, use of, the Materials as contemplated by this Agreement.
9.5.Data Protection. The Parties shall comply with all applicable data protection laws. [***].
9.6.Highly Confidential or Proprietary Information. [***].
9.7.DISCLAIMER OF WARRANTIES. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT OR VALIDITY OF ANY PATENTS ISSUED OR PENDING, OR WITH RESPECT TO THE OUTCOME OR RESULTS OF ANY ACTIVITIES TO BE PERFORMED PURSUANT TO THE COLLABORATION OR ANY OTHER ACTIVITIES UNDER THIS AGREEMENT.
Article 10
INDEMNITY
10.1.Indemnification of Company. Foresight shall indemnify, defend, and hold harmless Company and its Affiliates, and their respective officers, directors, employees, agents, licensors, contractors and their respective successors, heirs and assigns, and representatives (the “Company Indemnitees”), from and against any and all damages, losses, suits, liabilities, costs (including reasonable legal expenses, costs of litigation and reasonable attorney’s fees), or judgments (“Losses and Claims”) resulting from any Third Party claim or proceeding against a Company Indemnitee, to the extent that such claim or proceeding arises out of: (a) the

Exhibit 10.4
negligence, recklessness, or wrongful intentional acts or omissions of Foresight, its Affiliates, or its (sub)licensees (excluding Company and any Company Affiliates) and its or their respective directors, officers, employees, and agents, in connection with Foresight’s performance of its obligations or exercise of its rights under this Agreement; (b) [***]; and (c) any product liability to the extent arising from the Foresight Assay as a Companion Diagnostic with respect to any Company Product; except for Losses and Claims to the extent covered by Section 10.2 or [***] to any Company Indemnitee having committed an act or acts of negligence, recklessness, or willful misconduct.
10.2.Indemnification of Foresight. Company shall indemnify, defend, and hold harmless Foresight and its Affiliates, and their respective officers, directors, employees, agents, licensors, contractors and their respective successors, heirs and assigns, and representatives (the “Foresight Indemnitees”), from and against any and all Losses and Claims resulting from any Third Party claim or proceeding against a Foresight Indemnitee, to the extent that such claim or proceeding arises out of: (a) the negligence, recklessness, or wrongful intentional acts or omissions of Company, its Affiliates, or its (sub)licensees (excluding Foresight and any Foresight Affiliates) and its or their respective directors, officers, employees, and agents, in connection with Company’s performance of its obligations or exercise of its rights under this Agreement; (b) [***]; and (c) any product liability to the extent arising from the Company Product; except for Losses and Claims to the extent covered by Section 10.1 or [***] to any Foresight Indemnitee having committed an act or acts of negligence, recklessness, or willful misconduct.
10.3.Indemnification Procedures. A claim to which indemnification applies under Section 10.1 or Section 10.2 shall be referred to herein as an “Indemnification Claim.” If any Person or Persons (collectively, the “Indemnitee”) intends to claim indemnification under this Article 10, the Indemnitee shall notify the other Party (the “Indemnitor”) in writing promptly upon becoming aware of any claim that may be an Indemnification Claim (it being understood and agreed, however, that the failure or delay by an Indemnitee to give such notice shall not relieve the Indemnitor of its indemnification obligation under this Agreement except and only to the extent that the Indemnitor is actually prejudiced as a result of such failure or delay to give notice). The Indemnitor shall have the right to assume and control the defense of the Indemnification Claim at its own expense with counsel selected by the Indemnitor and to which the Indemnitee does not reasonably object. If the Indemnitor does not assume the defense of the Indemnification Claim as described in this Section 10.3, the Indemnitee may defend the Indemnification Claim but shall have no obligation to do so. The Indemnitee shall not settle or compromise the Indemnification Claim without the prior written consent of the Indemnitor, and the Indemnitor shall not settle or compromise the Indemnification Claim in any manner that would impose any obligation on the Indemnitee or otherwise have an adverse effect on the Indemnitee’s rights or interests, without the prior written consent of the Indemnitee, which consent, in each case, shall not be unreasonably withheld or delayed. The Indemnitee shall reasonably cooperate with the Indemnitor at the Indemnitor’s reasonable expense and shall make available to the Indemnitor all pertinent information under the control of the Indemnitee, which information shall be subject to Article 8. Furthermore, Indemnitee shall have the right to its own counsel paid for by the indemnitor in the event there is a potential conflict of interest.
10.4.Limitations of Liability. Notwithstanding anything to the contrary in this Agreement, except (a) [***], or (b) [***], in no event shall, either Party, or any of its Affiliates, or any of their respective trustees, directors, officers, medical or professional staff, employees, researchers or agents, be liable to the other Party or any of its Affiliates for indirect, special, incidental or consequential damages of any kind to such Party or person arising in any way out of this Agreement or the rights granted hereunder, however caused and on any theory of liability, regardless of whether such Party shall be or have been advised, shall have reason to know or in fact shall know of the possibility of the foregoing. In addition, the maximum aggregate liability

Exhibit 10.4
of either Party under this Agreement, including with respect to Losses and Claims, shall not exceed [***]. The limited remedies and liability limits herein will apply even if they cause a provision to fail of its essential purpose.
10.5.Insurance. Each of the Parties will, at its own respective expense, procure and maintain during the Term, insurance policies adequate to cover their obligations hereunder and consistent with the normal business practices of prudent pharmaceutical and diagnostic companies of similar size and scope, respectively (or reasonable self-insurance sufficient to provide materially the same level and type of protection). Such insurance will not create a limit to a Party’s liability hereunder.
Article 11
TERM AND TERMINATION
11.1.Term. The term of this Agreement (the “Term”) commences on the Effective Date and continues until the Activities in the Work Plan are completed or until this Agreement is terminated in accordance with Section  11.2.
11.2.Termination of this Agreement.
11.2.1.Material Breach. Without limiting its other rights or remedies under this Agreement, either Party (in such capacity, the “Non-Breaching Party”) may terminate this Agreement immediately upon written notice to the other Party in the event the other Party (in such capacity, the “Breaching Party”) (i) has breached any of its material obligations under this Agreement and (ii) has failed to cure such breach within [***] following receipt of written notice from the Non-Breaching Party of such breach (such period of time, the “Notice Period” and such written notice, with respect to any material breach under this Section 11.2.1, a “Breach Notice”); provided that such Notice Period shall be [***] in the event of a failure to make any undisputed payment when due (“Payment Breach”) and provided further that, except for Payment Breaches, the Notice Period will automatically be extended for a period of time, not to exceed [***] following delivery of the Breach Notice, in the event that (a) such breach cannot be cured within the Notice Period and (b) the Breaching Party commences actions to cure such breach within the Notice Period and thereafter diligently continues such actions.
11.2.2. Mutual Agreement. The Parties may terminate this Agreement at any time by mutual written agreement, including but not limited to, in the event of the [***].
11.2.3.Insolvency. If either Party: (i) files for protection under bankruptcy or insolvency laws; (ii) makes an assignment for the benefit of creditors; (iii) appoints or suffers appointment of a receiver or trustee over substantially all of its property that is not discharged within [***] days after such filing; (iv) proposes a written agreement of composition or extension of its debts: (v) proposes or is a party to any dissolution or liquidation; (vi) files a petition under any bankruptcy or insolvency act or has any such petition filed against it that is not discharged within [***] days of the filing thereof; or (vii) admits in writing its inability generally to meet its obligations as they fall due in the general course, then the other Party may terminate this Agreement effective immediately upon written notice to such Party.
11.2.4.Inability to Obtain Regulatory Approval for a Foresight Assay. In the event that an applicable Regulatory Authority provides written notice of its determination that such Regulatory Authority will not grant a Regulatory Approval for a Foresight Assay for use with an applicable Company Product, then, following receipt of such notice, either Party may terminate this Agreement with respect to the applicable Program by providing [***] days’ prior written notice to the other Party.

Exhibit 10.4
11.2.5.Inability to Obtain Regulatory Approval for a Company Product. In the event that an applicable Regulatory Authority provides written notice of its determination that such Regulatory Authority will not grant a Regulatory Approval for a Company Product for an applicable Market and Indication, then, following receipt of such notice, either Party may terminate this Agreement with respect to the applicable Program by providing [***] days’ prior written notice to the other Party.
11.2.6.Company Right to Terminate for Convenience. The Company may terminate this Agreement upon (a) [***] days prior written notice to Foresight, and (b) payment of the Company Termination Fee prior to the expiration of such notice period.
11.3.Force Majeure. In accordance with Section 12.1.
11.4.Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement (including the Work Plan) by Company or Foresight are and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction, licenses of rights to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. Each Party agrees that the Parties, as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction.
11.5.Certain Consequences of Termination.
11.5.1.Generally. Upon expiration or termination of this Agreement, all rights and obligations of the Parties hereunder shall automatically terminate, except as expressly provided in this Section 11.5. For the avoidance of doubt, Company shall remain responsible for any and all accrued and unpaid payment obligations at the time of such termination.
11.5.2.Return of Confidential Information. Promptly after the termination or expiration of this Agreement for any reason, unless otherwise agreed by the Parties in writing, each Party shall fulfill its obligations under Section 8.6.
11.5.3.Termination for Convenience Fee. If Company terminates this Agreement under Section 11.2.6, Company shall pay Foresight [***] not yet paid to Foresight (the “Termination Fee”). [***].
11.5.4.Effect of Termination for Convenience. Upon receipt of written notice of termination for convenience, Foresight shall cease work on the Activities, cooperate with Company in winding down the Activities, and provide any outstanding Deliverables under the Work Plan to the extent agreed upon by the JSC.
11.5.5.Survival. Termination of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination, including, for clarity, any payments owed to Foresight in relation to the period prior to such termination. Such termination shall not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement. Without limiting the foregoing, the following provisions shall survive termination or expiration of this Agreement in its entirety: Article 1, Article 5 (to the extent that any amounts are accrued but unpaid as of expiration or the effective date of termination), Article 6, Article 7, Article 8 (for the term set forth in Section 8.1.1), Sections 3.4.3(i) (to the extent necessary to comply with a Regulatory Approval of the Foresight Assay as a Companion Diagnostic), 3.4.3(ii) (to the extent necessary to comply with a Regulatory Approval of the Foresight Assay as a Companion Diagnostic), 9.5,

Exhibit 10.4
9.6 (for the period provided in such applicable nondisclosure agreement), 9.7, 10.1-10.4, 11.5, 11.6, 12.1-12.3, and 12.5-12.15.
11.6.Remedies. Except as otherwise expressly provided herein, termination of this Agreement in accordance with the provisions hereof shall not limit remedies that may otherwise be available in law or equity.
Article 12
MISCELLANEOUS
12.1.Force Majeure. Each Party shall be excused from the performance of its obligations under this Agreement to the extent that such performance is prevented by force majeure and the nonperforming Party promptly provides notice of the prevention to the other Party. Such excuse shall be continued so long as the condition constituting force majeure continues and the nonperforming Party takes reasonable efforts to remove the condition. For purposes of this Agreement, “force majeure” means conditions beyond the control of the affected Party, including an act of God, war, civil commotion, terrorist act, labor strike or other lock-out, epidemic, pandemic, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe. However, a Party shall not be excused from making payments owed hereunder because of a force majeure affecting such Party. If a Party is subject to a force majeure which substantially interferes with the performance of its obligations hereunder and which extends for a period of [***] or more, the other Party may elect to terminate this Agreement in accordance with Article 11 upon notice to the Party affected by such event.
12.2.Export Control. This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States or other countries that may be imposed on the Parties from time to time. Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity in accordance with Applicable Law.
12.3.Assignment; Affiliates. Neither this Agreement nor any rights or obligations hereunder shall be assignable or otherwise transferable, in whole or in part, by a Party without the prior written consent of the other Party, except that each Party shall have the right, without such consent, to effect such assignment or transfer, in whole but not in part: (i) to any of its Affiliates (provided, however, that under this clause (i) the assigning Party shall remain responsible to the other Party for the performance of any such assigned or transferred obligations), or (ii) to any successor in interest (whether by merger, acquisition or asset purchase) to all or substantially all of the business to which this Agreement relates including, for clarity, in the case of Foresight, to any successor in interest to its business with respect to the Foresight Assay(s) intended for use with any Company Product; provided that as to clauses (i) and (ii) such Affiliate or successor in interest assumes all obligations under this Agreement; and, the assigning or transferring Party shall provide written notice to the other Party within [***] after such assignment or transfer. All validly assigned or transferred rights or obligations of a Party shall inure to the benefit of and be enforceable by, or be binding on and be enforceable against, as applicable, the permitted successors and assigns of such Party. Any attempted assignment or other transfer in violation of this Section 12.3 shall be void and of no effect.
12.4.Dispute Resolution.
12.4.1.Referral to Senior Officers. Except as provided in Section 12.8, if a dispute arises between the Parties in connection with or relating to this Agreement (including the

Exhibit 10.4
Work Plan), or any document or instrument delivered in connection herewith (each, a “Dispute”), then either Party shall have the right to refer such Dispute to the Senior Officers for attempted resolution by good faith negotiations during a period of [***]. For clarity, matters that are subject to the provisions of Section 12.9 shall not be referred to Senior Officers for resolution.
12.4.2.Resolution. Any final decision mutually agreed to in writing by the Senior Officers shall be conclusive and binding on the Parties. If the Senior Officers are unable to resolve any such Dispute within the period set forth in Section 12.4.1, then either Party shall be free to exercise any right of such Party to institute litigation in accordance with Section 12.6.
12.4.3.Interim Relief. Notwithstanding anything herein to the contrary, nothing contained in this Section 12.4 shall preclude either Party from seeking interim or provisional relief, including a temporary restraining order, preliminary injunction or other interim equitable relief, including concerning a Dispute, if reasonably necessary to protect the interests of such Party. This Section 12.4.3 shall be specifically enforceable.
12.5.Governing Law, Jurisdiction and Service. This Agreement shall be governed by and construed in accordance with the laws of the [***], excluding any conflicts or choice of law rules or principles that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. The Parties agree to exclude the application to this Agreement of the United Nations Convention on Contracts for the International Sale of Goods.
12.6.Litigation. For Disputes to be settled by litigation under Section 12.4, the Parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the federal courts located in [***] for any action, suit or proceeding (including appeals therefrom) arising out of or relating to this Agreement and agree to not commence any action, suit or proceeding (including appeals therefrom) related thereto except in such courts. Each Party further agrees that service of any process, summons, notice or document by registered mail to its address set forth in Section 12.6 shall be effective service of process for any action, suit or proceeding brought against it under this Agreement in any such court.
12.7.Notices. Any notice, request, demand, waiver, consent, approval or other communication permitted or required under this Agreement shall be in writing, shall reference this Agreement and shall be deemed given only if delivered by hand or by a recognized overnight delivery service that maintains records of delivery, addressed to a Party at its respective address specified below or to such other address as the Party to whom notice is to be given may have provided to the other Party in accordance with this Section 12.7. Such notice shall be deemed to have been given as of the date delivered by hand or on the [***] business day (at the place of delivery) after deposit with a recognized overnight delivery service. A courtesy notice shall be provided via email, which shall not constitute notice under this Section 12.7. This Section 12.7 is not intended to govern the day-to-day business communications between the Parties in performing their obligations under the terms of this Agreement or the Work Plan.

Exhibit 10.4

If to Company, to: 210 East Grand Avenue South San Francisco, California 94080 Attention: General Counsel Email: [***]	If to Foresight, to: 2865 Wilderness Place Boulder, Colorado 80301 Attention: [***] Email: [***] With a copy to: 1881 9th St Suite 110 Boulder, CO 80302 Attention: [***] Email: [***]

12.8.Entire Agreement; Amendments. This Agreement, together with the Work Plan executed hereunder and incorporated herein, and any Exhibit, Appendix, Attachment, Annex or Schedule hereto or thereto, sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof, and all prior agreements, understandings, promises and representations, whether written or oral, with respect thereto, including the Letter Agreement (including the CDA), are superseded hereby. Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth in this Agreement. No amendment, modification, release or discharge with respect to this Agreement (including the Work Plan) shall be binding upon the Parties unless in writing and duly executed by an authorized representative of each Party. Subject to Section 2.1, in the event of any inconsistencies between this Agreement and any schedules or other attachments hereto (including the Work Plan), the terms of this Agreement shall control.
12.9.Equitable Relief. Each Party acknowledges and agrees that the restrictions set forth in Section 7.1, Section 7.8 and Article 8 are reasonable and necessary to protect the legitimate interests of the other Party and that such other Party would not have entered into this Agreement in the absence of such restrictions and that any breach or threatened breach thereof may result in irreparable injury to such other Party for which there will be no adequate remedy at law. In the event of a breach or threatened breach thereof, the non-breaching Party shall be entitled to seek from any court of competent jurisdiction injunctive relief, whether preliminary or permanent and specific performance, which rights shall be cumulative and in addition to any other rights or remedies to which such non-breaching Party may be entitled in law or equity. Each Party agrees to waive any requirement that the other Party (a) post a bond or other security as a condition for obtaining any such relief or (b) show irreparable harm, balancing of harms, consideration of the public interest or inadequacy of monetary damages as a remedy. Nothing in this Section 12.9 is intended or should be construed, to limit either Party’s right to equitable relief or any other remedy for a breach of any other provision of this Agreement.
12.10.Waiver and Non-Exclusion of Remedies. Any term or condition of this Agreement (including the Work Plan) may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party of any right under this Agreement, or of the failure to perform or of a breach by the other Party, shall not be deemed a waiver of any other right under this Agreement or of any other breach or failure by such other Party whether of a similar nature or otherwise. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by Applicable Law or otherwise available except as expressly set forth herein.

Exhibit 10.4
12.11.No Benefit to Third Parties. Except as specifically provided in Sections 10.1 and 10.2, the covenants and agreements set forth in this Agreement are for the sole benefit of the Parties and their successors and permitted assigns and they shall not be construed as conferring any rights on any other Persons.
12.12.Further Assurance. Each Party shall duly execute and deliver or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be reasonably necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes hereof or to better assure and confirm unto such other Party its rights and remedies under this Agreement.
12.13.Relationship of the Parties. It is expressly agreed that Foresight and Company shall be independent contractors and that the relationship between the Parties under this Agreement and the Work Plan shall not constitute a partnership, joint venture or agency. Neither Foresight nor Company shall have the authority to make any statements, representations or commitments of any kind, or to take any action that will be binding on the other, without the prior written consent of the other Party to do so. All persons employed by a Party shall be employees of such Party and not of the other Party, and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such first Party.
12.14.Severability. If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, provided the surviving agreement materially comports with the Parties’ original intent. The Parties agree that any such illegal or unenforceable provisions will be deemed replaced with valid and enforceable provisions that achieve, to the extent possible, the business purposes and intent of such invalid and unenforceable provisions.
12.15.Counterparts; Electronic Signatures. This Agreement may be executed in counterparts, each of which shall be deemed an original, and together shall constitute one and the same instrument. This Agreement shall be executed by and transmitted via DocuSign or Adobe Sign.
SIGNATURE PAGE FOLLOWS.

Exhibit 10.4

The Parties have caused this Agreement to be signed as of the Signature Date and executed on the Effective Date by their duly authorized representatives.

FORESIGHT DIAGNOSTICS, INC. By: /s/ Jake Chabon Name: Jake Chabon Title: CEO	ALLOGENE THERAPEUTICS, INC. By: /s/ Geoff Parker Name: Geoff Parker Title: CFO

Exhibit 10.4

COMPANION DIAGNOSTIC PROPOSAL / Work Plan

EXHIBIT A – AMENDED AND RESTATED
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[***]
I.[***]
A)[***]
a.[***]
b.[***]
i.[***]
ii.[***]
iii.[***]
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i.Note: [***]
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C)[***]
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E)[***]
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iii.[***]
iv.[***]
v.[***]

Exhibit 10.4
c.[***]
d.[***]
e.[***]
f.[***]
g.[***]
h.[***]
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b.[***]
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N)[***]
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b.[***]
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e.[***]
O)[***]
a.[***]
b.[***]
c.[***]

Exhibit 10.4
d.[***]
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b.[***]
c.[***]
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2.[***]
3.[***]
4.[***]
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iii.[***]
b.[***]
i.[***]
ii.[***]
iii.[***]
iv.[***]

Exhibit 10.4
c.[***]
i.[***]
ii.[***]
iii.[***]
iv.[***]

d.[***]
i.[***]
ii.[***]
iii.[***]
1.[***]
iv.[***]
v.[***]
vi.[***]
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i.[***]
ii.[***]
iii.[***]
1.[***]
iv.[***]
v.[***]
vi.[***]
vii.[***]
T)[***]
a.[***]
i.[***]
•[***]
•[***]
•[***]
•[***]
[***]
ii.[***]
1.[***]
a.[***]

Exhibit 10.4
b.[***]
c.[***]
2.[***]
3.[***]
4.[***]
5.[***]
iii.[***]
1.[***]
iv.[***]
v.[***]
vi.[***]
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1.[***]
2.[***]
3.[***]
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iii.[***]
iv.[***]
v.[***]
vi.[***]
1.[***]
vii.[***]
viii.[***]
ix.[***]
c.[***]
i.[***]
ii.[***]
iii.[***]
iv.[***]
v.[***]
d.[***]
i.[***]

Exhibit 10.4
ii.[***]
iii.[***]
iv.[***]
v.[***]
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V)[***]
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Exhibit 10.4
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i.[***]
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b.[***]
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IV. [***]
A.[***]
a. [***]

Exhibit 10.4
b.[***]
V. [***]
A) [***]
a. [***]

Exhibit 10.4
EXHIBIT B – AMENDED AND RESTATED
BUDGET AND PAYMENT SCHEDULE
I.[***]
A)[***]
B)[***]
C)[***]
D)[***]
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b.[***]
c.[***]
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d.[***]
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f.[***]
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II.[***]
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III.Pricing of Activities (Assay and Total Program)
[***]

Grand Total Program Budget        $37,273,500
[***]

Exhibit 10.4
IV.Payment Term
[***]
[***]

Exhibit 10.4
EXHIBIT C
PRESS RELEASE

Exhibit 10.4

Allogene Therapeutics and Foresight Diagnostics Announce Partnership to Develop MRD-based In-Vitro Diagnostic for Use in ALPHA3, the First Pivotal Trial for Frontline Consolidation in Large B-Cell Lymphoma (LBCL)
•Partnership Will Utilize Foresight’s Ultra-Sensitive MRD Technology to Identify Patients for Enrollment in Allogene’s ALPHA3 Trial

San Francisco, CA and Boulder, CO, January 4, 2024 – Allogene Therapeutics Inc. (Nasdaq: ALLO), a clinical-stage biotechnology company pioneering the development of allogeneic CAR T (AlloCAR T™) products, and Foresight Diagnostics (Foresight), the leader in the development of ultra-sensitive liquid biopsy circulating tumor DNA (ctDNA) detection today announced a strategic partnership to develop a minimal residual disease (MRD) in-vitro diagnostic (IVD) to determine eligibility in ALPHA3, the first pivotal trial for first line (1L) consolidation treatment of large B-cell lymphoma (LBCL)

The ALPHA3 trial uses Foresight’s investigational PhasED-Seq™ ctDNA-MRD platform to identify patients with MRD after 1L treatment for LBCL. The study will evaluate whether such patients benefit from consolidation with cemacabtagene ansegedleucel, or cema-cel (previously known as ALLO-501A). If successful, cema-cel could become part of the 1L treatment plan for newly diagnosed LBCL patients who are at a high risk for recurrence. Start-up activities for the ALPHA3 trial have been initiated.

“We knew that an ultra-sensitive ctDNA-based biomarker would be crucial to accurately identify patients with minimum residual disease whose cancer will likely recur. Foresight was the partner we were waiting for due to PhasEd-Seq’s robust evidence and reputation as the most reliable and sensitive MRD assay in development for LBCL,” said David Chang, M.D., Ph.D., President, Chief Executive Officer and Co-Founder of Allogene. “The combination of rapid, blood-based testing and an off-the-shelf allogeneic CAR T creates a unique opportunity to deliver consolidation therapy before cancer relapses. This will also allow us to aim for broader patient access to this powerful modality by making enrollment available in community centers where the infrastructure to administer autologous therapies may not be readily available.”
Although 1L R-CHOP is curative for many with LBCL, approximately 30% of patients who initially respond will relapsei. The standard of care after 1L treatment has been simply to “watch and wait” for the disease to relapse. The reliance on radiographic imaging, the current clinical standard for relapse detection, does not allow effective consolidation approaches due to its limited accuracyii. PhasED-Seq is an ultra-sensitive and specific, plasma-based liquid biopsy that will enable cema-cel’s 1L consolidation approach in ALPHA3 through early and accurate MRD assessment beyond current radiographic imaging-based disease assessmentiii.

Growing evidence also suggests improved outcomes and safety for patients who are treated with CAR T when tumor burden is lowiv. Cema-cel’s Phase 1 safety profile, with low rates of cytokine release syndrome (CRS) and immune effector cell-associated neurotoxicity syndrome (ICANS), already permits its use in the outpatient setting in relapsed/refractory patients and may further improve in patients with no radiological evidence of disease.

Exhibit 10.4
“Although CAR T therapy has shown promise in multiple cancer indications, it has been relegated to later lines of treatment. The combination of cema-cel’s speed to treatment, its favorable efficacy and safety profile from the Phase 1 trial in later lines, and the ability to pair it with an accurate biomarker has provided the pathway to introduce CAR T into the first line LBCL treatment setting. Importantly, it may allow cema-cel to consolidate response in patients at high risk of relapse and in the community setting where most first line patients are managed,” said Zachary Roberts, M.D., Ph.D., Executive Vice President of Research & Development and Chief Medical Officer of Allogene Therapeutics. “The partnership between Allogene and Foresight Diagnostics brings all the necessary components together for the first time. If successful, the combination of cema-cel and Foresight’s IVD could mark a paradigm shift in how LBCL patients are managed in the clinic.”
“We commend Allogene for pioneering ctDNA biomarkers and leading the way toward personalized medicine. The ALPHA3 study showcases their commitment to advancing patient care,” said Jake Chabon, PhD, founding Chief Executive Officer of Foresight Diagnostics. “Foresight is proud to deliver a technology that stands singular in performance. We look forward to working alongside Allogene to improve outcomes for patients with LBCL.”
About Foresight Diagnostics
Foresight Diagnostics is a privately held cancer diagnostics company and CLIA-registered laboratory. The company has developed a novel liquid biopsy testing platform for the measurement of minimal residual disease (MRD) that is significantly more sensitive than existing tests (with a detection limit below 0.0001%, or one part-per-million). The improved sensitivity of the Foresight’s MRD assays can provide actionable information to physicians and biopharmaceutical companies to enable more personalized treatment approaches for patients with solid tumors and hematologic malignancies. For more information, please visit foresight- dx.com and follow us on Twitter and LinkedIn.

About PhasED-Seq
The Foresight MRD platform is based on the Phased variant Enrichment and Detection by Sequencing (PhasED-SeqTM) technology. PhasED-Seq lowers the error profile of mutation detection in sequencing data by requiring the concordant detection of two separate non- reference events in an individual DNA molecule. By detecting more than one mutation, PhasED- Seq can more accurately distinguish tumor-derived cell free DNA (i.e., ctDNA) from healthy cell free DNA – enabling detection of ctDNA at levels below one part-per-million (<0.0001%).
PhasED-Seq has been extensively tested in thousands of patient samples.

About Allogene Therapeutics
Allogene Therapeutics, with headquarters in South San Francisco, is a clinical-
stage biotechnology company pioneering the development of allogeneic chimeric antigen receptor T cell (AlloCAR T™) products for cancer and autoimmune disease. Led by a management team with significant experience in cell therapy, Allogene is developing a pipeline of “off-the-shelf” CAR T cell product candidates with the goal of delivering readily available cell therapy on-demand, more reliably, and at greater scale to more patients. For more information, please visit www.allogene.com, and follow @AllogeneTx on X (formerly Twitter) and LinkedIn.

About Cemacabtagene Ansegedleucel (Previously Known as ALLO-501A)
Cemacabtagene ansegedleucel, or cema-cel is a next generation anti-CD19 AlloCAR
T™ investigational product for the treatment of large B cell lymphoma (LBCL). This product candidate is currently being studied in an ongoing potentially pivotal Phase 2 trial in relapsed/refractory (r/r) LBCL. The ALPHA3 pivotal Phase 2 trial in first line (1L) consolidation for the treatment of LBCL is expected to begin mid-2024. In June 2022, the

Exhibit 10.4
U.S. Food and Drug Administration granted Regenerative Medicine Advanced Therapy (RMAT) designation to cema- cel in third line (3L) r/r LBCL.

Cautionary Note on Forward-Looking Statements for Allogene
This press release contains forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The press release may, in some cases, use terms such as "predicts," “projects,” "believes," "potential," "proposed," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," “would,” “suggests,” "might," "will," "should" or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Forward-looking statements include statements regarding intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things: ALPHA3 being a pivotal trial; the pace, timing and extent to which Allogene may enroll patients in its clinical trials or release data from such trials; the timing and ability to progress the ALPHA3 trial; the potential for Allogene’s product candidates to be approved; the potential benefits of AlloCAR T products; the ability of our product candidates to treat various stages and types of cancers; Allogene’s ability to broaden patient access to CAR T therapy; the incidence, severity and manageability of side effects of allogeneic CAR T products; the extent to which our clinical trials will support regulatory approval of our product candidates; the potential for off-the-shelf CAR T products; our ability to deliver cell therapy on-demand, more reliably, and at greater scale to more patients. Various factors may cause material differences between Allogene’s expectations and actual results, including, risks and uncertainties related to: our product candidates are based on novel technologies, which makes it difficult to predict the time and cost of product candidate development and obtaining regulatory approval; the extent to which the Food and Drug Administration disagrees with our clinical or regulatory plans or the import of our clinical results, which could cause future delays to our clinical trials or require additional clinical trials; we may encounter difficulties enrolling patients in our clinical trials; we may not be able to demonstrate the safety and efficacy of our product candidates in our clinical trials, which could prevent or delay regulatory approval and commercialization; and challenges with manufacturing or optimizing manufacturing of our product candidates. These and other risks are discussed in greater detail in Allogene’s filings with the SEC, including without limitation under the “Risk Factors” heading in its Annual Report on Form 10-K for the year ended December 31, 2022, and in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023. Any forward-looking statements that are made in this press release speak only as of the date of this press release. Allogene assumes no obligation to update the forward-looking statements whether as a result of new information, future events or otherwise, after the date of this press release.

Allogene’s investigational oncology products utilize TALEN® gene-editing technology pioneered and owned by Cellectis. ALLO-501 and cemacabtagene ansegedleucel (previously known as ALLO-501A) are anti-CD19 AlloCAR T™ investigational products being developed under a collaboration agreement between Servier and Allogene based on an exclusive license granted by Cellectis to Servier. Servier grants to Allogene exclusive rights to ALLO-501 and cemacabtagene ansedgedleucel in the U.S.
AlloCAR T™ is a trademark of Allogene Therapeutics, Inc. PhasED-Seq™ is a trademark of Foresight Diagnostics.

Foresight Contact: Sara Head press@foresight-dx.com

Allogene Media/Investor Contact:

Exhibit 10.4
Christine Cassiano
EVP, Chief Corporate Affairs & Brand Strategy Officer Christine.Cassiano@allogene.com

Additional Allogene Media Contacts: Leslie Bryant Leslie.Bryant@allogene.com

Madeleine Goldstein Madeleine.Goldstein@allogene.com

i Tilly H, Morschhauser F, Sehn LH, Friedberg JW, et al. Polatuzumab Vedotin in Previously Untreated Diffuse Large B-Cell Lymphoma. N Engl J Med. 2022;386(4):351-363
ii Kurtz, D.M., Soo, J., Co Ting Keh, L. et al. Enhanced detection of minimal residual disease by targeted sequencing of phased variants in circulating tumor DNA. Nat Biotechnol 39, 1537–1547 (2021). https://doi.org/10.1038/s41587-021-00981-w Roschewski M, Lindenberg L, Mena E, et al. Blood. 2023;142(Supplement 1):192-192. doi:10.1182/blood-2023-180007
iii Kurtz, D.M., Soo, J., Co Ting Keh, L. et al. Enhanced detection of minimal residual disease by targeted sequencing of phased variants in circulating tumor DNA. Nat Biotechnol 39, 1537–1547 (2021). https://doi.org/10.1038/s41587-021-00981-w
iv Park JH, Rivière I, Gonen M, Wang X, Sénéchal B, Curran KJ, Sauter C, Wang Y, Santomasso B, Mead E, Roshal M, Maslak P, Davila M, Brentjens RJ, Sadelain M. Long-Term Follow-up of CD19 CAR Therapy in Acute Lymphoblastic Leukemia. N Engl J Med. 2018 Feb 1;378(5):449-459. doi: 10.1056/NEJMoa1709919. PMID: 29385376; PMCID: PMC6637939

Wudhikarn K, Tomas AA, Flynn JR, Devlin SM, Brower J, Bachanova V, Nastoupil LJ, McGuirk JP, Maziarz RT, Oluwole OO, Schuster SJ, Porter DL, Bishop MR, Riedell PA, Perales MA. Low toxicity and excellent outcomes in patients with DLBCL without residual lymphoma at the time of CD19 CAR T-cell therapy. Blood Adv. 2023 Jul 11;7(13):3192-3198. doi: 10.1182/bloodadvances.2022008294. PMID: 36355838; PMCID: PMC10338201
Westin JR, Oluwole OO, Kersten MJ, Miklos DB, Perales MA, Ghobadi A, Rapoport AP, Sureda A, Jacobson CA, Farooq U, van Meerten T, Ulrickson M, Elsawy M, Leslie LA, Chaganti S, Dickinson M, Dorritie K, Reagan PM, McGuirk J, Song KW, Riedell PA, Minnema MC, Yang Y, Vardhanabhuti S, Filosto S, Cheng P, Shahani SA, Schupp M, To C, Locke FL; ZUMA-7 Investigators; Kite Members. Survival with Axicabtagene Ciloleucel in Large B-Cell Lymphoma. N Engl J Med. 2023 Jul 13;389(2):148-157. doi: 10.1056/NEJMoa2301665. Epub 2023 Jun 5. PMID: 37272527

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